EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Full Throttle Indoor Kart Racing, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Herrera, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2012	By: /s/ Richard Herrera Name: Richard Herrera Title: Chief Executive Officer (Principal Executive Officer)